TRADEMARK ASSIGNMENT

This Trademark Assignment (the "Assignment") is made this 14th day of March, 2012, by and between Preferred Apartment Advisors, LLC ("Assignee") and Preferred Apartment Communities, Inc.; ("Assignor")

WHEREAS, pursuant to previous agreements between the parties, Assignor agrees to assign, transfer and convey all of its right, title and interest in and to the Marks (as defined below) to Assignee;

WHEREAS, Assignor owns the trademarks, registrations and applications identified on Schedule A attached hereto and the common law rights in same (collectively, hereinafter the "Marks");

WHEREAS, Assignee is desirous of acquiring the Marks and all rights therein, including the goodwill of the business associated therewith; and

NOW, THEREFORE, for valuable consideration the receipt and sufficiency of which are hereby acknowledged, Assignor hereby conveys, transfers and assigns to Assignee all right, title and interest in and to the Marks, and all applications and registrations identified on Schedule A, together with the goodwill of the business associated therewith. Assignor further assigns to Assignee all of its rights to sue for and receive all damages and other relief from past infringing uses of the Marks. Assignor hereby requests the Commissioner of Patents and Trademarks to record this Assignment to Assignee and to issue any Certificates of Registration in the name of Assignee. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same.

IN WITNESS WHEREOF, the undersigned has caused this Assignment to be executed as of the date first set forth above.

PREFERRED APARTMENT
ADVISORS, LLC

By:	/s/ John A. Williams
John A. Williams
President and Chief Executive Officer

Acknowledged and Agreed:

PREFERRED APARTMENT
COMMUNITIES, INC.

By:	/s/ John A. Williams
John A. Williams
President and Chief Executive Officer

SCHEDULE A

Serial No.	Reg. No.	Word Mark
77894777		A PREFERRED APARTMENT COMMUNITY
77894742		PREFERRED APARTMENT COMMUNITIES
77894738		PREFERRED APARTMENT
77895741	4032206	PREFERRED APARTMENT
77895736	4032205	PREFERRED APARTMENT COMMUNITIES
77895730	4029389	A PREFERRED APARTMENT COMMUNITY
77895649	4029388	A PREFERRED APARTMENT COMMUNITY